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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 22, 1998

                             i2 TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

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
           DELAWARE                         0-28030                       75-2294945
 (State or other jurisdiction             (Commission                    (IRS Employer
       of incorporation)                 File Number)                 Identification No.)
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
            909 E. LAS COLINAS BLVD., 16TH FLOOR,                  75039
                         IRVING, TEXAS                           (Zip Code)
               (Address of principal executive
                            offices)
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        Company's telephone number, including area code:   (214) 860-6000

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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     In April 1998, i2 Technologies, Inc. (the "Registrant") acquired InterTrans
Logistics Solutions Limited ("ITLS") of Markham, Ontario.

     Additional information regarding the acquisition is presented in the Registrant's previously filed Current Reports on Form 8-K, dated March 24, 1998 and May 5, 1998.

     The acquisition was accounted for as a pooling of interests. The Registrant is providing supplemental management's discussion and analysis of financial condition and results of operations and supplemental condensed consolidated financial statements which give retroactive effect to the acquisition and include the combined operations of the Registrant and ITLS for all periods presented. The supplemental condensed consolidated financial statements will become the historical financial statements of the Registrant after financial statements that include the date of consummation of the acquisition are issued.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c) Exhibits.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          27.1           Restated Financial Data Schedule.
          99.1           Supplemental Management's Discussion and Analysis of
                         Financial Condition and Results of Operations of the
                         Registrant for the Three Months ended March 31, 1997 and
                         1998.
          99.2           The following Supplemental Condensed Consolidated Financial
                         Statements of the Registrant:

                                                                                        PAGE
                                                                                        ----
                        1. Supplemental Condensed Consolidated Balance Sheets as of
                           December 31, 1997 and March 31, 1998.....................    F-1
                        2. Supplemental Condensed Consolidated Statements of Income
                           for the Three Months Ended March 31, 1997 and 1998.......    F-2
                        3. Supplemental Condensed Consolidated Statements of Cash
                           Flows for the Three Months Ended March 31, 1997 and
                           1998.....................................................    F-3
                        4. Notes to Supplemental Condensed Consolidated Financial
                           Statements...............................................    F-4
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            i2 TECHNOLOGIES, INC.

                                            By:      /s/ DAVID F. CARY
                                              ----------------------------------
                                                        David F. Cary,
                                                      Vice President and
                                                   Chief Financial Officer

Dated: June 22, 1998

                                        3
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                                 EXHIBIT INDEX

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          27.1           Restated Financial Data Schedule.
          99.1           Supplemental Management's Discussion and Analysis of
                         Financial Condition and Results of Operations of the
                         Registrant for the Three Months ended March 31, 1997 and
                         1998.
          99.2           The following Supplemental Condensed Consolidated Financial
                         Statements of the Registrant:

                                                                                        PAGE
                                                                                        ----
                        1. Supplemental Condensed Consolidated Balance Sheets as of
                           December 31, 1997 and March 31, 1998.....................    F-1
                        2. Supplemental Condensed Consolidated Statements of Income
                           for the Three Months Ended March 31, 1997 and 1998.......    F-2
                        3. Supplemental Condensed Consolidated Statements of Cash
                           Flows for the Three Months Ended March 31, 1997 and
                           1998.....................................................    F-3
                        4. Notes to Supplemental Condensed Consolidated Financial
                           Statements...............................................    F-4
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